                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                         AMERICAN INTERNATIONAL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                    AMERICAN INTERNATIONAL INDUSTRIES, INC.
                                601 HANSON ROAD
                               KEMAH, TEXAS 77565

PHONE (281) 334-4764                                    FACSIMILE (281) 334-5090

                                  May 14, 1999

Dear Stockholder:

    You are cordially invited to attend our 1999 Annual Meeting of Stockholders of American International Industries, Inc. to be held on Wednesday, June 2, 1999 at 10:00 a.m. at South Shore Harbor Resort and Conference Center, 2500 South Shore Blvd., League City, Texas 77573.

    We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                          Sincerely,

                                          Daniel Dror
                                          Chief Executive Officer

                    AMERICAN INTERNATIONAL INDUSTRIES, INC.
                                601 HANSON ROAD
                               KEMAH, TEXAS 77565

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 1999

    Notice is hereby given that the Annual Meeting of Stockholders of American International Industries, Inc., (the "Company") will be held at South Shore Harbor Resort and Conference Center, 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m. on Wednesday, June 2, 1999 for the following purposes:

    1. ELECT FIVE DIRECTORS. The Board has nominated for re-election Daniel Dror, William Dartmouth, Jordan Friedberg, Erick Friedman, and Jack Talan, all current directors.

    2. RATIFY THE BOARD'S APPOINTMENT OF BDO SEIDMAN, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 1999. BDO Seidman served in this capacity for fiscal year 1998.

    3. ADOPTION OF 1999 STOCK OPTION PLAN. The Board seeks approval of the 1999 Stock Option Plan.

    4.  To transact such other business as may properly come before the meeting.

    Common stockholders of record at the close of business on April 21, 1999 will be entitled to notice of and to vote at the meeting.

    Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy, to the Company at least 48 hours (excluding Saturdays and Sundays) before the time of the Annual Meeting or with the chairman of the Annual Meeting prior to the commencement of the Annual Meeting. Unregistered stockholders who received the proxy through an intermediary must deliver the proxy in accordance with the instructions given by such intermediary.

                                          By Order of the Board of Directors
                                          Daniel Dror, Chief Executive Officer

May 14, 1999

                    AMERICAN INTERNATIONAL INDUSTRIES, INC.
                                601 HANSON ROAD
                               KEMAH, TEXAS 77565
                          (PRINCIPAL EXECUTIVE OFFICE)

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

                                  INTRODUCTION

    This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of American International Industries, Inc. for use at the Annual Meeting of Stockholders ("Meeting") to be held at South Shore Harbor Resort and Conference Center, 2500 South Shore Blvd., League City, Texas 77573, at 10:00 a.m. on Wednesday, June 2, 1999, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about May 14, 1999.

    The close of business on April 21, 1999, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of March 31, 1998, there were 118,059,522 shares of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as a vote against a proposal.

    Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. Broker non-votes will have no effect on any of the proposals.

    All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies.

    If no direction is indicated, the shares will be voted:

    1.  FOR election of all the nominated directors;

    2.  FOR ratification of BDO Seidman as the Company's auditors; and

    3.  FOR adoption of the 1999 Stock Option Plan.

    The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by any one of the following methods:

    (a) execution and submission of a revised proxy,

    (b) written notice to the Secretary of the Company, or

    (c) voting in person at the Meeting.

                                 ANNUAL REPORT

    A copy of the Company's 1998 Annual Report on Form 10-KSB is being mailed with this proxy statement. The Annual Report does not form any part of the material for solicitation of proxies.

    The Company will provide, without charge, a copy of any exhibits to the Company's Form 10-KSB, upon written request to Rebekah Laird-Ruthstrom, at 601 Hanson Road, Kemah, Texas 77565.

                                     ITEM 1
                             ELECTION OF DIRECTORS

    Pursuant to the Company's Certificate of Incorporation and its By-Laws, the members of the Board of Directors serve for one-year terms. The number of directors constituting the whole Board is currently seven and the selected nominees are listed below. Each of the nominees is currently a director of the Company. Unless authority to vote for any nominee is withheld in the proxy, the persons named in the accompanying proxy intend to vote FOR the election of the five nominees for director listed below.

    All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of such nominee or nominees as may be recommended by the Board of Directors. Under Nevada Corporation Law, each of the nominees must receive a plurality of the votes of shares of Common Stock present in person or by proxy at the meeting to be elected as a director. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Abstentions will be counted as shares present at the meeting.

    The following biographical information is furnished with respect to each of the nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS NOMINATED FOR ELECTION

    DANIEL DROR has served as chairman of the board and chief executive officer of the Company since September 1997. Since September 1993, Mr. Dror has served as chairman of the board and chief executive officer of Daniel Dror and Company, Inc. an investment and business management company. From April 1994 to November 1996, Mr. Dror served as chairman of the board and chief executive officer of Microtel International, Inc., a public company in the telecommunication business. From 1982 until 1993, Mr. Dror served as chairman of the board and chief executive officer of Kleer-Vu Industries, Inc., a public company.

    WILLIAM DARTMOUTH has served as director of the Company since September 1997 and as a director of Brenham Oil & Gas, Inc. since January 1998. From 1985 until 1990, Mr. Dartmouth was a director of Carricke Communications, a distributor of satellite dishes. In 1989 he was a founder of Kirklees Cable, a cable franchise company which was acquired by International Cable Tel in 1993. In 1990 he was a founder of White Rose Television Ltd., a regional television franchisee. Mr. Dartmouth served as a director of Kleer-Vu Industries, Inc. from 1983 until 1993. Since 1994, Mr. Dartmouth has been a director of Microtel International, Inc., a public company in the telecommunication business.

    JORDAN FRIEDBERG has served as director of the Company since November 1998. Mr. Friedberg has served as chief executive officer and president of Modern Film Effects, Inc. since May 1998. From September 1997 until May 1998, Mr. Friedberg served as consultant to Modern Film Effects, Inc. From May 1994 until September 1997, Mr. Friedberg served as the chief financial officer and associate producer of FilmRoos, Inc. Mr. Friedberg earned a Masters of Business Administration from Pepperdine University and a Bachelors of Science from California State University at Northridge.

    ERICK FRIEDMAN has served as director of the Company since May 1998. Since 1989, Mr. Friedman has been employed by Yale University School of Music as a professor of music. Since 1968, Mr. Friedman has invested in various companies.

    JACK TALAN has served as director of the Company since September 1997. Since 1995, Mr. Talan has been a director of Microtel International, Inc., a public company, and was the interim chairman and chief executive officer of Microtel International, Inc. from November 1996 until March 1997. Since March 1993, Mr. Talan has been a director of World Wide Collectibles, a public company which markets a system designed to assure and protect the integrity of limited edition collectibles, and was the president of that company until December 1996. Since 1990, Mr. Talan has been the principal and president of Jack Talan, Inc., a sales and marketing consulting company. Additionally, Mr. Talan was the co-founder, major shareholder, director and senior vice president of Arista Corporation., a publisher and distributor of educational materials until it was sold in 1985.

    The directors of the Company hold office until the next annual meeting of stockholders of the Company and until their successors in office are elected and qualified. The Company has not established and does not maintain any audit, compensation, executive or nominating committees. All officers serve at the discretion of the Board of Directors.

    The Board of Directors held two meetings in 1998, and each director of the Company attended all Board meetings. Messrs. Hartis and Whitworth, current directors of the Company have determined not to stand for re-election. The decision not to stand for re-election was not the result of any disagreements with the Company on any matter relating to the Company's operations, policies, or practices.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent of the common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports received by the Company and on written representations from certain reporting persons, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements.

    THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND RECOMMENDS A VOTE FOR SUCH ELECTION. THE ELECTION OF THE DIRECTORS REQUIRES A PLURALITY OF THE VOTES OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING.

                                     ITEM 2
 RATIFY THE ELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS

    The Board of Directors has approved the engagement of BDO Seidman, LLP as independent auditors for the Company. The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing BDO Seidman, LLP as independent auditors of the Company.

    In the event the appointment of BDO Seidman, LLP as independent auditors is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year.

    Representatives of BDO Seidman, LLP are expected to be present at the meeting, with the opportunity to make a statement if desired to do so. Such representatives are also expected to be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS HAS RECOMMENDED THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK PRESENT AT THE MEETING OR REPRESENTED BY PROXY.

                                     ITEM 3
                     ADOPTION OF THE 1999 STOCK OPTION PLAN

    The 1999 Stock Option Plan ("Plan") was approved by the Board of Directors in May 1999 pending shareholder approval. The Plan will allow the grant of qualified and non-qualified stock option grants as determined by a committee created by the Board of Directors. The Board of Directors has reserved

10,000,000 shares of common stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. A summary of the Plan is set forth below.

    ELIGIBILITY. The Plan is open to key employees (including officers and directors) and consultants of the Company and its affiliates ("Eligible Persons").

    TRANSFERABILITY.  The grants are not transferrable.

    CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not effect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The committee may waive any limitations imposed under the Plan so that all options are immediately exercisable.

    OPTIONS.  The Company may grant incentive or nonqualified stock options.

    OPTION PRICE. Incentive options shall be not less than the greater of (i) 100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The compensation committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more stockholders shall be not less than 110% of fair market value. As of April 21, 1999, the closing bid price of the Company's common stock was $0.28.

    DURATION. No option or SAR may be exercisable after the period of 10 years. In the case of a 10% or more stockholder no incentive option may be exercisable after the expiration of five years.

    AMOUNT EXERCISABLE-INCENTIVE OPTIONS. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

    EXERCISE OF OPTIONS. Options may be exercised by written notice to the committee with:

    - cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

    - stock at its fair market value on the date of exercise (if approved by the committee);

    - an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the committee);

    - an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the committee); and/or

    - any other form of payment which is acceptable to the committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

    TERMINATION OF OPTIONS. Unless expressly provided in the option, option shall terminate one day less than three months after an employees severance of employee with the Company other than death, disability or retirement.

    DEATH. Unless the option expires sooner, the option will expire one day less than one year after the death of the Eligible Person.

    DISABILITY. Unless the option expires sooner, the option will expire one day less than one year after the disability of the Eligible Person.

    AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the Company's Stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

    FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax laws, awards under the Plan will have the following consequences:

    - The grant of an award will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

    - The exercise of a stock option which is an incentive option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, a participant must generally include in alternative minimum taxable income the amount by which the fair market value on the date of exercise exceeds the exercise price. The basis of the stock for alternative minimum tax purposes is adjusted to reflect the gain realized so that the participant will receive a corresponding deduction for alternative minimum tax purposes in the year the stock is sold. No alternative minimum tax consequences result for the Company.

    - If the shares acquired upon exercise of an incentive option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the incentive option, whichever is later (disqualifying disposition), the participant will recognize ordinary income upon the disposition of the shares in an amount equal to excess of fair market value on the date of exercise over the exercise price. However, the amount reportable as compensation is limited to the actual gain realized on the sale in cases where the sales prices is less than the fair market value of the stock on the date of exercise. In addition, where a loss is realized on the sale, no income is reported as compensation. Where the sales price is in excess of the exercise price, the participant will also recognize capital gain or loss in an amount equal to the difference between the sales price and the basis in the stock increased by any income reported as compensation. In cases where the exercise price is in excess of the sales price, the participant will recognize capital loss in an amount equal to the difference between the sales price and the exercise price. Capital gains or losses will be characterized as short-term if the shares were not held for more than one year after the exercise date of the incentive option and as long-term if the shares were held for more than one year after the exercise date of the incentive option.

    - Where a disqualifying disposition occurs and the participant recognizes income, the Company will generally be entitled to a corresponding deduction. The Company will not be entitled to a corresponding deduction for any capital gain or loss recognized by the participant.

    - If the shares acquired upon exercise of an incentive option are held by the participant for one year after the incentive option is exercised and two years after the incentive option was granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price; such capital gain or loss will be characterized as short-term if the shares were not held for more than one year after the exercise of the incentive option and long-term if the shares were held for more than one year after the exercise of the incentive option. The Company will not be entitled to a corresponding deduction for such capital gain or loss.

    - The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the option shares acquired pursuant to the stock option.

    - The Company will be allowed a deduction at the time, and in the amount of any ordinary income recognized by the participant upon the exercise of a non-qualified stock option, provided the Company meets its federal withholding tax obligations.

    - Upon sale of the shares acquired upon exercise of a non-qualified stock option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such capital gain or loss will be short-term if the shares were not held by the participant for more than one year after the exercise of the non-qualified stock option and long-term if the participant held the shares for more than one year following exercise of the non-qualified stock option.

    AWARDS UNDER THE STOCK OPTION PLAN. At the present time, the Company has not determined if any options under the 1999 Stock Option Plan will be issued to the chief executive officer, any executives, any directors, or any employees.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1999 STOCK OPTION PLAN. SUCH ADOPTION REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK PRESENT AT THE MEETING OR REPRESENTED BY PROXY.

                               EXECUTIVE OFFICERS

    The Company's directors and executive officers are:

NAME                                                  AGE                              POSITION
------------------------------------------------      ---      ---------------------------------------------------------
Daniel Dror, Senior.............................          57   Chairman of the Board, Chief Executive Officer, and
                                                                 President

William Dartmouth...............................          49   Director

Raymond C. Hartis, Jr. .........................          49   Director

Jordan Friedberg................................          44   Director

Erick Friedman..................................          59   Director

Jack R. Talan...................................          73   Director

D. Wayne Whitworth..............................          59   Director

John W. Stump III...............................          54   Chief Financial Officer

Rebekah Laird-Ruthstrom.........................          44   Secretary and Treasurer

    Please refer to page 2 of this proxy statement for biographies on Messrs. Dror, Dartmouth, Friedberg, Friedman, and Talan.

    RAYMOND HARTIS has served as director of the Company since December 1996. Mr. Hartis has served as vice president of Har-Whit since September 1998. Mr. Hartis served as director of Har-Whit since April 1998. From June 1997 to April 1998, Mr. Hartis served as director, secretary, and treasurer of Har-Whit, Inc. From June 1997 to April 1998, Mr. Hartis served as director and president of Pitt's & Spitt's, Inc. From October 1996 until June 1997, Mr. Hartis served as a director of both Pitt's & Spitt's, Inc. and Har-Whit, Inc. Mr. Hartis was one of the founders of Pitt's & Spitt's, Inc. and Har-Whit, Inc. and has served both companies in multiple capacities from inception in 1984 until October 1996. Mr. Hartis has decided not to run for re-election to the Board of Directors.

    D. WAYNE WHITWORTH has served as director of the Company since December 1996. Mr. Whitworth has served as president and director of Har-Whit since September 1998. Mr. Whitworth served as director, president, and chief executive officer of Har-Whit from June 1997 until September 1998. From October 1996 until June 1997, Mr. Whitworth served as a director of both Pitt's & Spitt's, Inc. and Har-Whit, Inc. Mr. Whitworth was one of the founders of Pitt's & Spitt's, Inc. and Har-Whit, Inc. and has served both companies in multiple capacities from inception in 1984 until October 1996. Mr. Whitworth has decided not to run for re-election to the Board of Directors.

    JOHN W. STUMP III has served as chief financial officer of the Company since August 1998. From December 1996 to October 1997, Mr. Stump served as chief executive officer of Changes International. From April 1996 to December 1996, Mr. Stump served as chief operating officer and chief financial officer of Nutrition Resources, Inc. From February 1993 to April 1996, Mr. Stump served as Acquisitions Analyst for Movie Gallery, Inc. Mr. Stump is a Certified Public Accountant and has over twenty years of financial and accounting management experience including public reporting and investor relations.

    REBEKAH LAIRD-RUTHSTROM has served as secretary, treasurer, and executive assistant secretary of the Company since February 1998. Since September 1993, Ms. Laird-Ruthstrom has served as assistant secretary, treasurer, and executive assistant of Daniel Dror and Company, Inc. From July 1994 to April 1997, Ms. Laird-Ruthstrom served as executive assistant of Microtel International, Inc.

                             EXECUTIVE COMPENSATION

    The following tables contain compensation data for the Chief Executive Officer and other named executive officers of the Company for the fiscal year ended December 31, 1998; with respect to this information for Mr. Fields, compensation is reported for the Company's fiscal year (NPI's fiscal year end is June 30):

                                                        ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                                     --------------------------  ----------------------------
                                                                     BONUS/                      SECURITIES
                                                                     OTHER                       UNDERLYING
                                          FISCAL                     ANNUAL         STOCK         OPTIONS/         ALL OTHER
     NAME AND PRINCIPAL POSITION           YEAR        SALARY     COMPENSATION     AWARD(1)         SARS         COMPENSATION
--------------------------------------  -----------  ----------  --------------  ------------  --------------  -----------------
Daniel Dror, Sr.(2), CEO..............        1998   $    3,000   $   5,750(3)   $  23,640(4)    2,000,000(5)               (6)
                                              1997           --          --             --              --                --

Marc Fields, President NPI............        1998   $  124,000          --             --              --                --
                                              1997   $  127,483          --             --              --                --
                                              1996   $  117,616          --             --              --                --

------------------------

(1) The issuance of Common Stock was awarded for services rendered.

(2) Mr. Dror began serving as CEO of the Company in September 1997.

(3) Represents total payments made by the Company for automobile owned by the Company which Mr. Dror utilizes for the fiscal year.

(4) Consists of: (a) 100,000 shares of Common Stock granted in January 1998, and
    (b) 100,000 shares of Common Stock granted in May 1998, pursuant to an employment agreement.

(5) In May 1998, Mr. Dror was granted an option to purchase 2,000,000 shares of Common Stock at an exercise price of $0.12 per share expiring in May 2001.

(6) In fiscal 1998, the Company made advances to Mr. Dror in the amount of $91,294. In November 1998, Mr. Dror executed a promissory note payable to the Company for $91,294, payable on demand at prime interest rate.

                             EMPLOYMENT AGREEMENTS

    In May 1998, Mr. Dror entered into a three-year employment agreement with the Company which provided for compensation of 100,000 shares of Common Stock and options to purchase 2,000,000 shares of Common Stock at $0.12 per share expiring in May 2001. In October 1998, Mr. Dror terminated the employment agreement dated May 1998, and entered into a new three-year employment agreement with the Company, which provides for a monthly salary of $1,000. The employment agreement provides for a bonus to be determined by the Board of Directors. The employment agreement may be terminated by the Company, upon death or disability of Mr. Dror, or with cause, which includes, without limitation, gross negligence, the failure to perform essential duties, and the willful engaging in misconduct injurious to the Company.

    In September 1994, Mr. Fields entered into an employment agreement with NPI to serve as president and chief operating officer of NPI on an at-will basis, which provided for an annual salary of $110,000, which was raised to $124,000 in 1998. The employment agreement provides for a bonus of 10% of the amount equal to NPI's operating income, less rent and interest expense, which exceeds $500,000. The employment agreement grants Mr. Fields an option to purchase NPI common stock equal to 5% of NPI's equity at an exercise price of 5% of the total shareholder's equity, if NPI conducts an initial public offering of its common stock during Mr. Field's employment. The employment agreement provides for a disability insurance policy as well as a life insurance policy in the name of Mr. Fields' spouse in the amount of approximately three times Mr. Fields salary. The employment agreement provides that upon termination NPI has the option to have Mr. Fields sign a one-year non-compete agreement in exchange for one year's base salary.

    In September 1998, Mr. Jordan Friedberg entered into a five-year employment agreement with Modern Film Effects and Digital Research Corporation collectively, which provides that Mr. Friedberg serve as chief executive officer and president to the companies at an annual salary of $65,000 for the initial year to be increased annually thereafter at a rate of 10% per annum. The agreement provides for reimbursement for an automobile lease with lease payments not to exceed $1,000 per month. The employment agreement may be terminated only upon the permanent disability of Mr. Friedberg or with cause.

    In April 1999, Mr. Stump entered into a three-year employment agreement with the Company, which provides for a monthly salary of $8,500. The employment agreement provides for a bonus to be determined by the Board of Directors. The employment agreement may be terminated by the Company, upon death or disability of Mr. Stump, or with cause, which includes, without limitation, gross negligence, the failure to perform essential duties, and the willful engaging in misconduct injurious to the Company.

    In November 1998, Mr. Hartis entered into an employment agreement with Har-Whit to serve as vice president of Har-Whit expiring December 31, 2000, which provides for a monthly salary of $5,000. The employment agreement provides for a bonus to be determined by the Board of Directors. The employment agreement may be terminated by the Company, upon death or disability of Mr. Hartis, or with cause, which includes, without limitation gross negligence, the failure to perform essential duties, and the willful engaging in misconduct injurious to the Company.

    In November 1998, Mr. Whitworth entered into an employment agreement with Har-Whit to serve as president of Har-Whit expiring December 31, 2000, which provides for a monthly salary of $5,000. The employment agreement provides for a bonus to be determined by the Board of Directors. The employment agreement may be terminated by the Company, upon death or disability of Mr. Whitworth, or with cause, which includes, without limitation gross negligence, the failure to perform essential duties, and the willful engaging in misconduct injurious to the Company.

    In September 1998, David R. Miller entered into a six-year employment agreement with Modern Film Effects, Inc. and Digital Research Corporation collectively, which provides that Mr. Miller serve as a consultant to the companies for the initial year at a monthly salary of $6,000 and subsequently to serve as an employee for the remaining five years at a to be determined salary. The employment agreement provides for reimbursement for an automobile lease with lease payments not to exceed $1,200 per month. The employment agreement may be terminated only upon the permanent disability of Mr. Miller or with cause.

    The Company or its subsidiaries do not maintain life insurance on any of its directors or employees. The directors serve without cash compensation, but can be granted stock as discussed in "Certain Relationships and Transactions."

STOCK OPTIONS AND WARRANTS

    The following table provides information on the warrants and options granted to the indicated officer and director during the fiscal year ended December 31, 1998:

                               INDIVIDUAL GRANTS

                                                      SHARES UNDERLYING   PERCENT OF TOTAL GRANTS     EXERCISE    EXPIRATION
NAME                                                   OPTIONS GRANTED          TO EMPLOYEES            PRICE        DATE
----------------------------------------------------  -----------------  --------------------------  -----------  -----------
Daniel Dror, Sr.(1).................................      2,000,000(1)                 99%            $    0.12      5/14/01

Marc Fields(1)......................................             --                    --                    --           --

------------------------

(1) As of December 31, 1998, options to purchase 7,720,000 additional shares of Common Stock were outstanding at prices between $0.02 and $0.34 per share, which expire no later than December 2002.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                           AND YEAR-END OPTION VALUES

                                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                              SHARES                      UNDERLYING UNEXERCISED              IN-THE-MONEY
                                             ACQUIRED                             OPTIONS                      OPTIONS(1)
                                                ON           VALUE      ---------------------------  ------------------------------
NAME                                         EXERCISE      REALIZED     EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
------------------------------------------  -----------  -------------  ----------  ---------------  -----------  -----------------
Daniel Dror, Sr...........................          --           --      2,000,000            --      $ 260,000       $      --

Marc Fields...............................          --           --             --            --             --              --

------------------------

(1) Computed based on the differences between the fair market value on December 31, 1998 and aggregate exercise prices.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 31, 1999, the number and percentage of outstanding shares of Company Common Stock owned by (i) each person known to the Company to beneficially own more than 5% of its outstanding Common Stock, (ii) each director, (iii) each named executive officer, and (iv) all executive officers and directors as a group.

NAME AND ADDRESS OF BENEFICIAL          NUMBER OF SHARES OF COMMON STOCK        PERCENTAGE OF
OWNER(1)                                       BENEFICIALLY OWNED                 OWNERSHIP
-------------------------------------  -----------------------------------  ---------------------
Daniel Dror Sr.......................                 12,598,000(3)                    10.7%
Elk International Corporation,                        32,197,000(2)
  Ltd................................                                                  27.3%
Raymond C. Hartis, Jr................                  1,559,925(5)                     1.3%
William Dartmouth....................                    410,000                      *
Marc Fields..........................                         --                         --
Jordan Friedberg.....................                  1,866,000(4)                     1.6%
Erick Friedman.......................                  2,200,000                        1.9%
D. Wayne Whitworth...................                  1,559,925(5)                     1.3%
Jack R. Talan........................                    755,500                      *
John W. Stump III....................                    220,000(6)                   *
Rebekah Laird-Ruthstrom..............                    100,000(7)                   *
All executive officers and directors                  21,269,350
  as a group (9 persons).............                                                  18.0%

------------------------

(*) Indicates ownership of less than one percent.

(1) The business address of each principal stockholder is the same as the address of the Company's principal executive offices except Mr. Fields whose business address is 11601 Highway 32 in Nicholls, Georgia 31554.

(2) Controlled by Mr. Dror's brother. Mr. Dror has no interest nor has he ever been an officer or director of Elk International Corporation, Ltd. The principal of Elk International Corporation, Ltd. is Elkana Faiwuszewicz.

(3) Includes (a) an option to purchase 2,000,000 shares of Common Stock at an exercise price of $0.12 per share, (b) 3,272,000 shares of Common Stock owned by Daniel Dror & Company of which Mr. Dror is chief executive officer, and (c) 7,326,000 shares of Common Stock owned by Daniel Dror II 1976 Trust of which Mr. Dror is trustee.

(4) Includes a five year option, which is exercisable immediately, to purchase 400,000 shares of Common Stock at an exercise price of $0.20 per share.

(5) Includes an option to purchase 500,000 shares of Common Stock at an exercise price of $0.02 per share.

(6) Consists of (a) an option to purchase 20,000 shares of Common Stock at an exercise price of $0.34 per share; (b) an option to purchase 100,000 shares of Common Stock at an exercise price of $0.02 per share, and (c) an option to purchase 100,000 shares of Common Stock at an exercise price of $0.19 per share.

(7) Includes an option to purchase 45,000 shares of Common Stock at an exercise price of $0.02 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In January 1998, Mr. Dror was issued 100,000 shares of Common Stock in exchange for services rendered. In May 1998, Mr. Dror was granted 100,000 shares of Common Stock, pursuant to an employment agreement. In May 1998, Mr. Dror was issued an option to purchase 2,000,000 shares of Common Stock at an exercise price of $0.12 per share, which expires in May 2001, pursuant to an employment agreement. During fiscal year 1998, the Company advanced Mr. Dror a total of $91,294, and in November 1998 Mr. Dror executed a promissory note payable to the Company in the amount of $91,294 payable on demand at prime interest rate. In September 1997, Elk International Corporation, Ltd., which is controlled by Mr. Dror's brother, was issued an option to purchase 2,000,000 shares of Common Stock at a purchase price of $0.02 per share, which was exercised in June 1998. In September 1997, Elk International Corporation, Ltd., which is controlled by Mr. Dror's brother, was issued 5,000,000 shares of Common Stock at a purchase price of $0.03 per share. In May 1998, Elk International Corporation, Ltd., which is controlled by Mr. Dror's brother, was issued 3,500,000 shares of Common Stock for an aggregate purchase price of $300,000. In October 1998, the Company loaned an entity affiliated with Mr. Dror $21,000 in the form of a promissory note, at an annual interest rate of 10% payable June 1999. In December 1998, the Company loaned an entity affiliated with Mr. Dror $11,000 in the form of a promissory note, at an annual interest rate of 10% which was paid March 1999. In December 1998, Daniel Dror II was employed by the Company at a monthly salary of $750. In November 1998, Mr. Dror purchased GCA, Inc., a Texas corporation from the Company for $100. GCA, Inc. was purchased by the Company in December 1997 from a former director of the Company for 6,000,000 shares of Common Stock. Prior to Mr. Dror's acquisition of GCA, Inc., and as of November 1998, all assets of GCA, Inc. had been transferred to TRE and GCA, Inc. was not in good standing with the State of Texas.

    In September 1998, Mr. Friedberg was issued an option to purchase 400,000 shares of Common Stock at an exercise price of $0.20 per share, which expires in September 2003.

    In September 1997, Mr. Hartis was issued an option to purchase 500,000 shares of Common Stock at an exercise price of $0.02 per share, which expires in December 2002. In January 1998, Mr. Hartis was issued 100,000 shares of Common Stock in exchange for management services rendered. Based upon the market value of the restricted Common Stock ($.05 per share), $5,000 of compensation expense was recorded. In May 1998, Mr. Hartis was issued 250,000 shares of Common Stock at an aggregate purchase price of $25,000. As of November 9, 1998, the Company had not received payment.

    In September 1997, Mr. Whitworth was issued an option to purchase 500,000 shares of Common Stock at an exercise price of $0.02 per share, which expires in December 2002. In January 1998, Mr. Whitworth was issued 100,000 shares of Common Stock in exchange for management services rendered. Based upon the market value of the restricted Common Stock ($.05 per share), $5,000 of compensation expense was recorded. In May 1998, Mr. Whitworth was issued 250,000 shares of Common Stock at an aggregate purchase price of $25,000. As of November 9, 1998, the Company had not received payment.

    In January 1998, Mr. Talan was issued 100,000 shares of Common Stock in exchange for services rendered.

    In January 1998, Mr. Dartmouth was issued 100,000 shares of Common Stock in exchange for services rendered.

    In May 1998, Ms. Laird-Ruthstrom was issued 50,000 shares of Common Stock in exchange for services rendered. In January 1999, Ms. Laird-Ruthstrom was issued an option to purchase 45,000 shares of Common Stock at an exercise price of $0.02 per share for services rendered.

    In January 1999, the Company issued Mr. Stump an option to purchase 100,000 shares of Common Stock at an exercise price of $0.02 per share and an option to purchase 100,000 shares of Common Stock at an exercise price of $0.19 per share for services rendered.

    In May 1998, the Company entered into a one-year renewable lease agreement with a corporation affiliated with Mr. Dror, for the Company's office in Kemah, Texas at a monthly rental rate of $750.

    In May 1998, the Company entered into a one-year renewable lease agreement with Elk International Corporation, Ltd., which is controlled by Mr. Dror's brother, for Mr. Dror's home office in Houston, Texas at a monthly rental rate of $800.

    In March 1999, the Company purchased Marald, Inc. in exchange for 3,500,000 shares of Common Stock, and a finders fee of $45,000 paid in part to a party related to Mr. Dror. In addition, under the terms of the acquisition agreement, the Company has agreed to provide chemicals at a discount to Toro Spray-On Liners, Inc. an entity partially owned by the above related party.

    The Company obtains approval from its entire Board of Directors prior to any acquisitions. If any transactions are executed or contemplated with a related party or affiliate of the Company, such relationship is disclosed prior to a vote of the Board of Directors. Prior to entering into any real estate transaction with affiliated parties, the Company obtains appraisals from MAI Appraisers for Board of Director consideration. The Company believes that the terms of each transaction made with related parties or affiliates are as fair as those obtainable from independent third parties. As of April 1999, any advances or loans made by the Company to any related parties or affiliates will be made at an interest rate no lower than the current prime rate plus 2%.

COST OF SOLICITATION

    The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers, and regular employees of the Company in person or by telephone or other means of communication. The directors, officers, and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Common Stock, and the Company will reimburse such brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses.

OTHER MATTERS

    The Board of Directors and management of the Company know of no other matters to be brought before the Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Exchange Act is properly brought before the Meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 2000 Annual Meeting must be received by the Company no later than November 24, 1999 in order to have them included in the proxy statement, or by March 10, 1999, for possible consideration at the meeting, which is expected to take place on May 24, 2000.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Daniel Dror, Chief Executive Officer

May 14, 1999

                                   APPENDIX A
                    AMERICAN INTERNATIONAL INDUSTRIES, INC.
                             1999 STOCK OPTION PLAN

1.  ADOPTION AND PURPOSE

    American International Industries, Inc., a Nevada corporation (the "Company"), adopted its 1999 Incentive Stock Option Plan ("Plan") effective April 1, 1999, pending shareholder approval. The purpose of the Plan is to foster and promote the financial success of the Company and materially increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company. The Plan is intended to provide "incentive stock options" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options. Any proceeds of cash or property received by the Company for the sale of American International Industries, Inc. common stock, $.001 par value (the "Common Stock") pursuant to Options granted under this Plan will be used for general corporate purposes.

2.  ADMINISTRATION

    2.1 The Plan shall be administered by a committee (the "Compensation Committee") appointed by the Board of Directors of the Company (the "Board") and composed of at least two Board members. The Compensation Committee shall meet the plan administration requirements described under Rule 16b-3(c) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any similar rule which may subsequently be in effect. Any vacancy on the Compensation Committee shall be filled by the Board.

    2.2 Subject to the express provisions of the Plan, the Compensation Committee shall have the sole and complete authority to (i) determine key employees and others to whom awards hereunder shall be granted, (ii) make awards in such form and amounts as it shall determine, (iii) impose such limitations and conditions upon such awards as it shall deem appropriate,
       (iv) interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, (v) determine the terms and provisions of the respective participants' agreements (which need not be identical), and
       (vi) make such other determinations as it deems necessary or advisable for the administration of the Plan. The decisions of the Compensation Committee on matters within their jurisdiction under the Plan shall be conclusive and binding on the Company and all other persons. No members of the Board or the Compensation Committee shall be liable for any action taken or determination made in good faith.

    2.3 All expenses associated with the Plan shall be paid by the Company or its Subsidiaries.

3.  DEFINITIONS

    3.1 "CAUSE" when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant of a crime involving moral turpitude by a court of competent jurisdiction as to which no further appeal can be taken; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's insider trading policy or business ethics policy, if any, then in effect.

    3.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

    (i) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, unless the Board (as constituted immediately prior to such Change in Control) determines in its sole absolute discretion that no Change in Control has occurred;

    (ii) Individuals who constitute the Board on the effective date of the Plan cease, for any reason, to constitute at least a majority of the Board of Directors; PROVIDED, HOWEVER, that any person becoming a director subsequent to the effective date of the Plan who was nominated for election by at least 66 2/3% of the Board as constituted on the effective date of the Plan (other than the nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Board of Directors, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered a member of the Board as constituted on the effective date of the Plan; or

    (iii) the Board of Directors determines in its sole and absolute discretion that there has been a Change in Control of the Company.

    3.3 "CONSULTANT" shall mean any person who is engaged by the Company or any parent or Subsidiary of the Company to render consulting services and is compensated for such consulting services.

    3.4 "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of employment with or service to the Company or any parent or Subsidiary of the Company that now exists or hereinafter is organized or acquires the Company for a period of 12 months. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company provided that such interruption shall not be longer than 90 consecutive days.

    3.5 "ELIGIBLE EMPLOYEE" shall mean an Employee that has provided continuous service to the Company or to any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

    3.6 "EMPLOYEE" shall mean any person employed on an hourly or salaried basis by the Company or any parent or Subsidiary of the Company that now exists or hereafter is organized or acquires the Company.

    3.7 The "FAIR MARKET VALUE" of a share of Common Stock on any date shall be
       (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or
       (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Compensation Committee in its absolute discretion. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

    3.8 "INCENTIVE STOCK OPTION" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

    3.9 "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not an Incentive Stock Option or which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

    3.10 "OPTION" shall mean an Option to purchase shares of Common Stock of the Company granted pursuant to this Plan. Each Option shall be identified either as an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

    3.11 "SUBSIDIARY" shall mean a corporation (other than the Company) in which the Company directly or indirectly controls 50% or more of the combined voting power of all stock of that corporation.

4.  ELIGIBILITY

    The Compensation Committee may grant Options to purchase Common Stock under this Plan to Eligible Employees of the Company or its Subsidiaries, as well as to non-employee directors and Consultants. Employees of the Company, as well as non-employee directors and Consultants who are granted Options pursuant to this Plan shall be referred to as "Participants." The Compensation Committee shall determine, within the provisions of the Plan, those persons to whom, and the times at which, Options shall be granted. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contributions to the Company's success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Grants may be made to the same individual on more than one occasion.

5.  GRANTING OF OPTIONS

    5.1 POWERS OF THE COMPENSATION COMMITTEE. The Compensation Committee shall determine, in accordance with the provisions of the Plan, the duration of each Option, the exercise price of each Option, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of an Option.

    5.2 NUMBER OF OPTIONS. As soon as practicable after the date an individual is determined to be eligible under Section 4 hereof, the Compensation Committee may, in its discretion, grant to such person a number of Options determined by the Compensation Committee.

6.  COMMON STOCK

    Each Option granted under the Plan shall be convertible into one share of Common Stock, unless adjusted in accordance with the provisions of Section 8 hereof. Options may be granted for a number of shares not to exceed, in the aggregate, 10,000,000 shares of Common Stock, subject to adjustment pursuant to Section 8 hereof. For purposes of calculating the maximum number of shares of Common Stock that may be issued under the Plan, (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon the exercise of an Option, and (ii) shares tendered by a Participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Upon the exercise of an Option, the Company may deliver either authorized but unissued shares, treasury shares, or any combination thereof. In the event that any Option granted under the Plan expires unexercised, or is surrendered by a Participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, the Common Stock subject to such Option shall again become available for new Options to be granted under the Plan to any eligible person (including the holder of such former Option) at an exercise price determined in accordance with Section 7.2 hereof, which price may then be greater or less than the exercise price of such former Option. No fractional shares of Common Stock shall be issued, and the Compensation Committee shall determine the manner in which fractional share value shall be treated.

7.  REQUIRED TERMS AND CONDITIONS OF OPTIONS

    7.1 AWARD OF OPTIONS. The Compensation Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Compensation Committee may prescribe, grant to any Participant in the Plan one or more Incentive Stock Options or Non-Qualified Stock Options to purchase for cash or shares the number of shares of Common Stock allotted by the Compensation Committee. However, subject to the provisions of Sections 7.4 and 7.5, Incentive Stock Options may be granted only to Eligible Employees. The date an Option is granted shall mean the date selected by the Compensation Committee as of which the Compensation Committee allots a specific number of shares to a Participant pursuant to the Plan.

    7.2 EXERCISE PRICE. The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Compensation Committee shall determine on the date on which such Non-Qualified Stock Option is granted. Except as provided in Section 7.4 hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

    7.3 TERM AND EXERCISE. Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Compensation Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; PROVIDED, HOWEVER, that (A) no Option shall be exercisable after the expiration of 10 years from the date such Option was granted, and (B) no Incentive Stock Option granted to a 10% shareholder as set forth in
       Section 7.4 hereof shall be exercisable after the expiration of five years from the date such Incentive Stock Option was granted, and, PROVIDED, FURTHER, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan. Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. On the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 7.7 hereof.

    7.4 TEN PERCENT SHAREHOLDER. Notwithstanding anything to the contrary in this Plan, Incentive Stock Options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its Subsidiaries unless (i) the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted, and (ii) the Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

    7.5 MAXIMUM AMOUNT OF OPTION GRANT. To the extent that the aggregate Fair Market Value (determined on the date the Option is granted) of Common Stock subject to Incentive Stock Options exercisable for the first time by a Participant during any calendar year exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

    7.6 METHOD OF EXERCISE. An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Compensation Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer, or (iii) in any other manner approved by the Compensation Committee. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

    7.7 DELIVERY OF STOCK CERTIFICATES. Certificates for shares of Common Stock purchased on the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; PROVIDED, HOWEVER, that such delivery shall be effected for all purposes when the stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

8.  ADJUSTMENTS

    8.1 The aggregate number or type of shares of Common Stock with respect to which Options may be granted hereunder, the number or type of shares of Common Stock subject to each outstanding Option, and the exercise price per share for each such Option may all be appropriately adjusted, as the Compensation Committee may determine, for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, consolidation, payment of a share dividend, or other similar increase or decrease.

    8.2 Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of Common Stock would be entitled to receive as a result of such transaction; PROVIDED, HOWEVER, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders of such Options of its intention to do so, and by permitting the exercise of such Options during the 30-day period immediately after the date such notice is given.

    8.3 In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; PROVIDED, HOWEVER, that each Option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised Options.

    8.4 On the basis of information known to the Company, the Compensation Committee shall make all determinations under this Section 8, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding on the Company and all other persons.

    8.5 Upon the occurrence of a Change in Control, the Compensation Committee (as constituted immediately prior to the Change in Control) shall determine, in its absolute discretion, whether each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such Option shall continue to vest according to its terms.

9.  OPTION AGREEMENTS

    Each award of Options shall be evidenced by a written agreement, executed by the Participant and the Company, which shall contain such restrictions, terms and conditions as the Compensation Committee may require in accordance with the provisions of this Plan. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Compensation Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

10. LEGAL AND OTHER REQUIREMENTS

    10.1 The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended, of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Compensation Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Compensation Committee, in its sole discretion, deems necessary or desirable. The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

    10.2 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to Section 16 are concerned. The Compensation Committee may at any time impose any limitations upon the exercise, delivery and payment of any Option which, in the Compensation Committee's discretion, are necessary in order to comply with Section 16(b) and the rules and regulations thereunder.

    10.3 A Participant shall have no rights as a stockholder with respect to any shares covered by an Option, or exercised by him, until the date of delivery of a stock certificate to him for such shares. No adjustment, other than pursuant to Section 8 hereof, shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

11. NON-TRANSFERABILITY

    During the lifetime of a Participant, any Option granted to him shall be exercisable only by him or by his guardian or legal representative. No Option shall be assignable or transferable, except by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option or right.

12. NO CONTRACT OF EMPLOYMENT

    The adoption of this Plan or the grant of any Option shall not be construed as giving a Participant the right to continued employment with the Company or any Subsidiary of the Company. Furthermore, the Company or any Subsidiary of the Company may at any time dismiss a Participant from employment, free from any liability or claim under the Plan, unless otherwise expressly provided in the Plan or any Option agreement.

13. EFFECT OF TERMINATION OF EMPLOYMENT

    13.1 If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant unless otherwise stated in the agreement by which it is evidenced (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one day less three months after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

    13.2 If the employment or consulting, service or similar relationship of a Participant with the Company shall terminate on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (a) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one day less one year after such termination, on which date they shall expire, and (b) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

    13.3 In the event of the termination of a Participant's employment or other relationship for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

14. INDEMNIFICATION OF COMPENSATION COMMITTEE

    In addition to such other rights of indemnification as they may have as members of the Board or the Compensation Committee, the members of the Compensation Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Compensation Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Compensation Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

15. WITHHOLDING TAXES

    Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

16. NEWLY ELIGIBLE EMPLOYEES

    Except as otherwise provided herein, the Compensation Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan.

17. TERMINATION AND AMENDMENT OF PLAN

    The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, PROVIDED, HOWEVER, that without approval of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendments shall (i) increase the number of shares of Common Stock that may be issued under the Plan, except as provided in Section 8 hereof, (ii) materially increase the benefits accruing to individuals holding Options granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

18. GENDER AND NUMBER

    Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender and vice versa, and the singular shall include the plural and the plural shall include the singular.

19. GOVERNING LAW

    The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

20. EFFECTIVE DATE OF PLAN

    The effective date of the Plan is April 1, 1999. The Plan, each amendment to the Plan, and each Option granted under the Plan is conditioned on and shall be of no force or effect until approval of the Plan and each amendment of the Plan by the holders of a majority of the shares of Common Stock of the Company.

                    AMERICAN INTERNATIONAL INDUSTRIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 1999

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN INTERNATIONAL INDUSTRIES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

    The undersigned stockholder of AMERICAN INTERNATIONAL INDUSTRIES, INC. (the "Company") hereby appoints Rebekah Laird-Ruthstrom and John W. Stump, III, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock or Common Stock Equivalents of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at South Shore Harbor Resort and Conference Center, 2500 South Shore Blvd., League City, Texas 77573, on Wednesday, June 2, 1999 at 10:00 a.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                                                                                                  FOR
                                                                                                  --          AGAINST
                                                                                                           -------------
1.         To elect Daniel Dror as director.                                                         / /           / /
2.         To elect William Dartmouth as director.                                                   / /           / /
3.         To elect Erick Friedman as director.                                                      / /           / /
4.         To elect Jordan Friedberg as director.                                                    / /           / /
5.         To elect Jack Talan as director.                                                          / /           / /
6.         To ratify the appointment of BDO Seidman as the Company's independent public              / /           / /
             accountants.
7.         To approve the 1999 Stock Option Plan.                                                    / /           / /


              ABSTAIN
           -------------
1.                 / /
2.                 / /
3.                 / /
4.                 / /
5.                 / /
6.                 / /

7.                 / /

    The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

    THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR EACH ITEM, THIS PROXY WILL BE VOTED FOR THAT ITEM.

    The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

    PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.
                                         Dated: ________________________________

                                                       (Signature)
                                         _______________________________________

                                               (Signature if jointly held)
                                         _______________________________________

                                                     (Printed Name)

                                         Please sign exactly as name appears on
                                         stock certificate(s). Joint owners
                                         should each sign. Trustees and others
                                         acting in a representative capacity
                                         should indicate the capacity in which
                                         they sign.